                                                                   EXHIBIT 10.15

           SECOND SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE,
            LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

         THIS SECOND SUPPLEMENT AND AMENDMENT TO DEED OF TRUST,  MORTGAGE,  LINE
OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING
STATEMENT (this  "Supplement") is entered into as of the effective time and date hereinafter  stated (the  "Effective  Date") by ST. MARY LAND &  EXPLORATION
COMPANY ("Parent"),  a Delaware corporation (Taxpayer I.D. No. 41-0518430);  ST.
MARY ENERGY  COMPANY  ("Energy"),  a Delaware  corporation  (Taxpayer  I.D.  No.
76-0554924);  NANCE  PETROLEUM  CORPORATION  ("Nance"),  a  Montana  corporation
(Taxpayer I.D. No. 81-0309883);  ST. MARY MINERALS INC. ("Minerals"), a Colorado
corporation (Taxpayer I.D. No. 84-1200318); ROSWELL, L.L.C. ("Roswell"), a Texas
limited  liability company  (Taxpayer I.D. No.  74-2788509);  ST. MARY OPERATING
COMPANY ("Operating"), a Colorado corporation (Taxpayer I.D. No. 84-0723492) and
NPC INC. ("NPC"),  a Colorado  corporation  (Parent,  Energy,  Nance,  Minerals,
Roswell,  Operating and NPC being herein  individually and  collectively  called
"Mortgagor");  to Jay Chernosky,  as Trustee with respect to Property located in the State of Texas, whose address for notice is 1001 Fannin Street,  Suite 2255,
Houston,  Texas 77002,  and First American Title Company of Utah, as Trustee for
Property located in the State of Utah, whose address for notice is 3300 East 400
South,  Salt Lake City,  Utah  84111,  in both cases for the benefit of WACHOVIA
BANK,  NATIONAL  ASSOCIATION,  as  Administrative  Agent (in such capacity,  the
"Agent") for the lenders (collectively,  the "Lenders") party to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. Parent,  the Agent and the Lenders  entered into that certain Credit
Agreement dated as of January 27, 2003, by and among Parent, the Agent, and each of the  Lenders  (together  with all  amendments  or  modifications  thereof and supplements thereto the "Credit Agreement").

         B. The  indebtedness  of the  Parent  under or in  connection  with the
Credit Agreement is secured by, among other things,  that certain Deed of Trust,
Mortgage,  Line of Credit  Mortgage,  Assignment,  Security  Agreement,  Fixture
Filing and Financing  Statement  dated January 27, 2003, from Mortgagor to Agent
(as  supplemented  and amended as of January 27,  2003,  and  together  with all future supplements and amendments thereto, the "Mortgage").

         C. The  Mortgage  was duly  recorded  as set forth on Annex I  attached hereto and made a part hereof for all purposes.

         D.  Mortgagor  hereby  desires  to  further  supplement  and  amend the
Mortgage  by adding to the  Mortgaged  Property  described  therein  and covered thereby  all  rights,  titles,  interests  and  estates  now owned or  hereafter acquired by Mortgagor in and to the properties described on Exhibit A-1 attached hereto and made a part hereof for all purposes.

                                       -1-

         NOW,  THEREFORE,  for good and valuable  consideration  in hand paid by
Mortgagor  to Agent and in  consideration  of the debts and  trusts  hereinafter mentioned,  the receipt and sufficiency of all of which is hereby  acknowledged,
Mortgagor and Agent do hereby agree as follows:

                                    ARTICLE I
                               Grant and Mortgage
                               ------------------

         Section  1.1  Mortgagor,  for  and in  consideration  of the sum of Ten
Dollars  ($10.00) to Mortgagor in hand paid,  and in order to secure the payment of the secured  indebtedness  referred to in the Mortgage,  as supplemented  and amended hereby, and the performance of the obligations,  covenants,  agreements,
warranties  and  undertakings  of  Mortgagor  described  in  the  Mortgage,   as
supplemented and amended hereby, does hereby (a) GRANT,  BARGAIN,  SELL, CONVEY,
TRANSFER,  ASSIGN AND SET OVER to Jay  Chernosky,  as Trustee  ("Trustee"),  and
grant to Trustee a POWER OF SALE (pursuant to the Mortgage,  as supplemented and amended  hereby,  and  applicable  law) with respect to, those of the  following described  properties,  rights  and  interests  which are  located  in (or cover properties located in) the State of Utah and to which the laws of any such state are applicable with respect to the Mortgage, as supplemented and amended hereby, and/or the liens or security  interests  created hereby (the "Additional Deed of
Trust Mortgaged  Properties"),  and (b) MORTGAGE,  ASSIGN,  WARRANT,  PLEDGE AND
HYPOTHECATE  to  Agent,  and  grant to Agent a POWER  OF SALE  (pursuant  to the
Mortgage,  as supplemented and amended hereby,  and applicable law) with respect to, all of the following  described rights,  interests and properties which were not granted to Trustee in clause (a) above (including, without limitation, those of the following described properties, rights and interests which are located in
(or cover properties located in ) the States of Montana, North Dakota or Wyoming and to which  the laws of any such  state are  applicable  with  respect  to the
Mortgage,  as  supplemented  and  amended  hereby,  and/or the liens or security interests created hereby) (the "Additional Other Mortgaged Properties"):

               A.  The  oil,  gas  and/or  other  mineral  properties,   mineral
servitudes,  and/or  mineral  rights which are described in Exhibit A-1 attached hereto and made a part hereof;

               B. Without  limitation of the foregoing,  all other right,  title and interest of Mortgagor  of whatever  kind or character  (whether now owned or hereafter  acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements  described in Exhibit A-1 hereto, (ii)
the lands  described  or referred to in Exhibit A-1 (or  described in any of the instruments  described  or referred to in Exhibit  A-1),  without  regard to any limitations  as to specific lands or depths that may be set forth in Exhibit A-1 hereto or in any of the leases or other  agreements  described  in  Exhibit  A-1 hereto and (iii) any other lands (including submerged lands) located anywhere in the United States of America;

               C. All of  Mortgagor's  interest  (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently  existing and
hereafter   created  oil,  gas  and/or  mineral   unitization,   pooling  and/or
communitization  agreements,  declarations  and/or  orders,  and  in  and to the
properties,   rights  and  interests  covered  and  the  units  created  thereby
(including, without limitation, units formed under orders, rules, regulations or

                                      -2-

other  official  acts  of  any  federal,   state  or  other   authority   having
jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

               D. All of  Mortgagor's  interest in and rights under (whether now owned or  hereafter  acquired by operation of law or  otherwise)  all  presently
existing  and  hereafter   created  operating   agreements,   equipment  leases,
production sales contracts,  processing agreements,  transportation  agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements,  area of mutual  interest  agreements,  and other  contracts  and/or agreements which cover,  affect,  or otherwise relate to the properties,  rights and  interests  described in clause A, B or C above or to the  operation of such properties,  rights  and  interests  or  to  the  treating,  handling,  storing, processing,  transporting or marketing of oil, gas, other hydrocarbons, or other minerals  produced from (or allocated to) such properties,  rights and interests
(including,  but not limited to, those contracts  listed in Exhibit A-1 hereto), as same may be amended or supplemented from time to time;

               E. All of  Mortgagor's  interest  (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures,
movable  or  immovable   property  and  other  real  and/or  personal   property
(including,  without limitation,  all wells, pumping units,  wellhead equipment, tanks, pipelines, flow lines, gathering lines,  compressors,  dehydration units,
separators,   meters,  buildings,  injection  facilities,  salt  water  disposal facilities,  and power,  telephone  and  telegraph  lines),  and all  easements, servitudes,  rights-of-way,  surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties,  rights and  interests  described  in clause A, B or C above,  or in connection with the operation of such  properties,  rights and interests,  or in connection with the treating,  handling,  storing,  processing,  transporting or marketing of oil, gas, other  hydrocarbons,  or other minerals produced from (or allocated to) such properties, rights and interests; and

               F. All rights,  estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

         TO  HAVE  AND TO HOLD  (a)  the  Additional  Deed  of  Trust  Mortgaged
Properties  unto the Trustee,  and its  successors or substitutes in this trust, and to its or their successors and assigns, in trust,  however,  upon the terms, provisions  and  conditions  herein  set  forth,  and (b) the  Additional  Other
Mortgaged  Properties unto Agent, and Agent's  successors and assigns,  upon the terms,  provisions and conditions herein set forth (the Additional Deed of Trust
Mortgaged  Properties and the Additional  Other Mortgaged  Properties are herein sometimes collectively called the "Additional Mortgaged Properties").

         Section 1.2 Mortgagor  hereby confirms that it has heretofore  granted,
bargained,   sold,  conveyed,   transferred,   assigned,  set  over,  mortgaged,
warranted,  pledged  and  hypothecated  to the  Agent,  and  granted a  security interest to the Agent in, the "Property" (as such term is amended  hereby),  and
Mortgagor hereby further grants, bargains, sells, conveys,  transfers,  assigns, sets over, mortgages,  warrants, pledges and hypothecates to Agent, and grants a security  interest  to Agent  in,  the  Property,  to  secure  the  payment  and performance of the "secured indebtedness" (as defined in the Mortgage).

                                      -3-

         Section 1.3 Mortgagor hereby confirms that it has heretofore absolutely
and  unconditionally  assigned,   transferred  and  set  over  and  does  hereby
absolutely  and  unconditionally  assign,  transfer  and set over to Agent,  its successors and assigns, all of the "Production" (as defined in the Mortgage,  as supplemented  and amended  hereby) which accrues to Mortgagor's  interest in the
"Mortgaged  Properties"  (as such term is amended  hereby),  and all "Production
Proceeds"  (as defined in the Mortgage,  as  supplemented  and amended  hereby), together with the immediate and continuing right to collect and receive all such
Production Proceeds.

                                   ARTICLE II
                             Definitions; References
                             -----------------------

         Section 2.1 All  capitalized  terms used but not defined  herein  shall have the meanings  assigned to such terms in the Mortgage,  as supplemented  and amended hereby.

         Section 2.2 All  references  in the Mortgage to "this  Mortgage"  shall mean the Mortgage as  supplemented  and amended  hereby and as the same may from time to time be further amended or supplemented.

         Section 2.3 All  references in the Mortgage to  "Mortgaged  Properties"
are  hereby  supplemented  and  amended  to  include  the  Additional  Mortgaged
Properties as defined and described in this  Supplement as if reference  thereto were  fully made in the  Mortgage  at the time the  Mortgage  was  executed  and recorded.

         Section 2.4 All  references  in the Mortgage to  "Property"  are hereby supplemented  and  amended to include the  Additional  Mortgaged  Properties  as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

         Section 2.5 All  references  in the Mortgage to "Schedule I" are hereby amended and supplemented to include the Wells described on Schedule I-A attached to this  Supplement  as if reference  thereto were fully made in the Mortgage at the time the Mortgage was executed.

         Section 2.6 All  references  in the  Mortgage to "Schedule I Wells" are hereby amended and  supplemented  to include the Wells described on Schedule I-A attached  to this  Supplement  as if  reference  thereto  were fully made in the
Mortgage at the time the Mortgage was executed.

                                   ARTICLE III
                                  Miscellaneous
                                  -------------

         Section 3.1 The parties hereto hereby acknowledge and agree that except as specifically  amended,  changed or modified hereby, the Mortgage shall remain in full  force and effect in  accordance  with its  terms.  None of the  rights, titles  and  interests  existing  and to exist  under the  Mortgage  are  hereby released,  diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage.

         Section 3.2 This  Supplement  may be executed in several  counterparts, all of which are identical, except that, (a) to facilitate recordation,  certain counterparts  hereof may include only that  portion of Exhibit A which  contains

                                      -4-

descriptions of the properties located in (or otherwise subject to the recording or filing  requirements  and/or  protections  of the recording or filing acts or regulations of) the recording  jurisdiction in which the particular  counterpart is to be recorded,  and other  portions of Exhibit A-I shall be included in such counterparts  by reference  only and (b)  Schedule  I-A is attached  only to the master counterparts hereof being retained by Mortgagor and Agent.

                          [SIGNATURES BEGIN NEXT PAGE]

                                      -5-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April 16th, 2003.

                                           ST. MARY LAND & EXPLORATION
                                           COMPANY

                                           By: /s/ MILAM RANDOLPH PHARO
                                              ----------------------------------
                                               Milam Randolph Pharo
                                               Vice President - Land & Legal

The address and tax identification number of Parent are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 41-05 18430

The  address of Agent is:
201 South College Street
8th Floor NC 0680
Charlotte, NC 28288

The addresses of Trustees are:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

The First American Title Company of Utah
3300 East 400 South
Salt Lake City, Utah 84111

This instrument prepared by:
Craig W. Murray
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2300
Houston, TX  77002

                                      -6-

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify that, on this 16th day of April,  2003,  THERE personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Land &  Exploration Company, a Delaware corporation, known to me to be such officer,  such corporation being a party to the foregoing instrument.

MONTANA,          The  foregoing instrument  was acknowledged before  me on this
NORTH DAKOTA,     day, by  such  person, the  above  designated officer  of  the
UTAH and WYOMING  corporation   specified   following  such  person's  name,  on
                  behalf of said corporation.

                  On this date before me, the undersigned authority, personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed  to the  foregoing  document  as the above  designated officer of the corporation  specified  following such person's name,  who signed said  document  before me in the presence of the two witnesses, whose names are thereto subscribed as such,
                  being  competent  witnesses,  and  who  acknowledged,   in  my
                  presence and in the presence of said witnesses, that he signed the above and foregoing  document as his own free act and deed on behalf of such  corporation  by  authority  of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado  on the day and year first  above written.
                                /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:         (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -7-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April ____, 2003.

                                           ST. MARY ENERGY COMPANY

                                           By: /s/ MILAM RANDOLPH PHARO
                                              ----------------------------------
                                               Milam Randolph Pharo
                                               Vice President - Land & Legal

The address and tax identification number of Energy are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 76-0554924

STATE OF COLORADO            ss.
                             ss.
COUNTY OF DENVER             ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Energy Company, a Delaware  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,          The foregoing  instrument was acknowledged  before  me on this
NORTH DAKOTA,     day, by  such  person,  the  above designated  officer  of the
UTAH AND WYOMING  corporation specified following such  person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority,  personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed to the  foregoing  document  as tile above  designated officer of the corporation  specified  following such person's name,  who signed said  document  before me in the presence of the two witnesses, whose names are thereto subscribed as such,
                  being  competent  witnesses,  and  who  acknowledged,   in  my
                  presence  and in  tile  presence  of said  witnesses,  that he signed the above and  foregoing  document  as his own free act and deed on behalf of such  corporation  by  authority  of its board  of  directors  and as the  free  act  and  deed of such

                                      -8-

                  corporation  and for the uses and  purposes  therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado  on the day and year first  above written.
                                   /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:           (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -9-

         EXECUTED this 16th day of April, 2003, to be effective, however,  as of
April 16th, 2003.

                                           NANCE PETROLEUM CORPORATION

                                           By: /s/ ROBERT T. HANLEY
                                              ----------------------------------
                                               Robert T. Hanley
                                               Vice President and Treasurer

The address and tax identification number of Nance are:

550 North 31st Street, Suite 500
Billings, Montana 59101
(Yellowstone County)
Taxpayer ID. No. 8 1-0309883

STATE OF COLORADO         ss.
                          ss.
COUNTY OF DENVER          ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of Nance Petroleum Corporation, a Montana corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,          The foregoing  instrument was  acknowledged before  mc on this
NORTH DAKOTA,     day, by  such  person, the  above  designated  officer of  the
UTAH and WYOMING  corporation specified following  such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority,  personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed  to the  foregoing  document  as the above  designated officer of the corporation  specified  following such person's name,  who signed said  document  before me in the presence of the two witnesses, whose names are thereto subscribed as such,
                  being  competent  witnesses,  and  who  acknowledged,   in  my
                  presence and in the presence of said witnesses, that he signed the above and foregoing  document as his own free act and deed

                                      -10-

                  on behalf of such  corporation  by  authority  of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF.  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado,  on the day and year first above written.
                                   /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:           (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -11-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April 16th, 2003.

                                           ST. MARY MINERALS INC.

                                           By:  /s/ RICHARD C. NORRS
                                               ---------------------------------
                                               Richard C. Norris
                                               Vice President - Finance

The address and tax identification number of Minerals are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-12003 18

STATE OF COLORADO            ss.
                             ss.
COUNTY OF DENVER             ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Richard C. Norris,  the Vice President - Finance of St.  Mary  Minerals  Inc.,  a  Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,          The foregoing  instrument  was acknowledged before  me on this
NORTH DAKOTA,     day, by  such  person, the  above  designated  officer  of the
UTAH and WYOMING  corporation specified following such  person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority,  personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed  to the  foregoing  document  as the above  designated officer of the corporation  specified  following such person's name,  who signed said  document  before me in the presence of the two witnesses, whose names are thereto subscribed as such,
                  being  competent  witnesses,  and  who  acknowledged,   in  my
                  presence and in the presence of said witnesses, that he signed the above and foregoing  document as his own free act and deed on behalf of such  corporation  by  authority  of its board of directors and as the free act and deed of such corporation and

                                      -12-

                  for the uses and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado,  on the day and year first above written.
                                   /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:           (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -13-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April 16th, 2003.

                                           ROSWELL, L.L.C.

                                           By: St. Mary Land & Exploration
                                               Company, as Member

                                           By: /s/ MILAM RANDOLPH PHARO
                                              ----------------------------------
                                               Milam Randolph Pharo
                                               Vice President - Land & Legal

The address and tax identification number of Roswell are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 74-2788509

STATE OF COLORADO          ss.
                           ss.
COUNTY OF DENVER           ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St Mary Land &  Exploration Company, a Delaware  corporation, in its  capacity  as a member of  Roswell,  L.L.C.,  a Texas  limited  liability company,  known to me to be such officer of such  corporation,  such corporation acting in its  capacity  as  member  and on  behalf  of such  limited  liability company,  and such  limited  liability  company  being a party to the  foregoing instrument.

MONTANA,          The foregoing  instrument was  acknowledged  before me on this
NORTH DAKOTA,     day, by such person, the above designated officer of  St. Mary
UTAH and WYOMING  Land &  Exploration  Company  acting in  its  capacity  as member of the  limited liability  company specified  following such  person's name, on behalf  of said corporation acting ill its capacity  as member of  the limited liability company, and on behalf of said limited liability company.

                  On this date before me, the undersigned authority.  personally came and appeared  such  person,  to me  personally  known and known  by me o be  tile  person  whose  genuine  signature  is

                                      -14-

                  affixed  to the  foregoing  document  as the above  designated officer  of the  above  mentioned  corporation  acting  in its capacity as member of the limited  liability company specified following such person's name, who signed said document  before me in the  presence  of the two  witnesses,  whose  names  are thereto subscribed as such, being competent witnesses, and who acknowledged,  in my  presence  and in the  presence  of  said witnesses,  that he signed the above and foregoing document as his own free act and deed on behalf of such corporation acting in its capacity as member of such limited  liability  company, and on behalf of such limited liability company,  by authority of its board of  directors  and by  authority  of its members,
                  respectively,   and  as  the   free   act  and  deed  of  such
                  corporation,  acting in its capacity as member of such limited liability  company,  and of such limited liability company and for the uses and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado,  on the day and year first above written.
                                   /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:             (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -15-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April 16th, 2003.

                                           ST. MARY OPERATING COMPANY

                                           By:  /s/ MILAM RANDOLPH PHARO
                                               ---------------------------------
                                               Milam Randolph Pharo
                                               Vice President - Land & Legal

The address and tax identification number of Operating are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-0723492

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Operating Company, a Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,          The foregoing  instrument was  acknowledged before  me on this
NORTH DAKOTA,     day, by  such  person, the  above  designated  officer  of the
UTAH and WYOMING  corporation specified  following such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority,  personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed  to the  foregoing  document  as the above  designated officer of the corporation  specified  following such person's name,  who signed said  document  before me in the presence of the two witnesses, whose names are thereto subscribed as such,
                  being  competent  witnesses,  and  who  acknowledged,   in  my
                  presence and in the presence of said witnesses, that he signed the above and foregoing  document as his own free act and deed on behalf of such  corporation  by  authority  of its board of directors and as the free act and deed of such corporation and

                                      -16-

                  for the uses and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado,  on the day and year first above written.
                                  /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:            (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -17-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April 16, 2003.

                                           NPC INC.

                                           By:  /s/ ROBERT T. HANLEY
                                               ---------------------------------
                                               Robert T. Hanley
                                               Vice President and Treasurer

The address and tax identification number of Operating are:

1776 Lincoln Street, Suite 700
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-0723492

STATE OF COLORADO                 ss.
CITY AND                          ss.
COUNTY OF DENVER                  ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify that, on this 16th day of April,  2003,  there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of NPC INC., a Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,          The  foregoing instrument  was acknowledged  before me on this
NORTH DAKOTA,     day, by  such person, the  above  designated  officer  of  the
UTAH and WYOMING  corporation specified following such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority,  personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed  to the  foregoing  document  as the above  designated officer of the corporation  specified  following such person's name,  who signed said  document  before me in the presence of the two witnesses, whose names are thereto subscribed as such,
                  being  competent  witnesses,  and  who  acknowledged,   in  my
                  presence and in the presence of said witnesses, that he signed the above and foregoing  document as his own free act and deed on behalf of such  corporation  by  authority  of its board of directors and as the free act and deed of such corporation and

                                      -18-

                  for the uses and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of Denver,  Denver  County,  Colorado,  on the day and year first above written.
                                  /s/ JAMES C. ROBERTSON
                                ------------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:            (printed name)

February 14, 2005
---------------------
[SEAL]

                                      -19-

         EXECUTED this 16th day of April, 2003, to be effective,  however, as of
April 16th, 2003.

                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION, as Administrative Agent

                                           By:  /s/ PHILIP J. TRINDER
                                               ---------------------------------
                                           Name: Philip J. Trinder
                                           Title:Vice President

The address of Agent is:

201 South College Street
8th Floor NC 0680
Charlotte, North Carolina 28288

STATE OF TEXAS              ss.
                            ss.
COUNTY OF HARRIS            ss.

         BE IT REMEMBERED  THAT I, the  undersigned  authority,  a notary public duly qualified,  commissioned,  sworn and acting in and for the county and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally appeared before me: Philip J. Trinder, the Vice President of Wachovia
Bank, National  Association,  a national banking association,  known to me to be
such  officer,   such  banking  association  being  a  party  to  the  foregoing instrument.

MONTANA,          The foregoing  instrument was  acknowledged before  me on this
NORTH DAKOTA,     day, by  such  person, the  above  designated  officer of  the
UTAH and WYOMING  banking association specified following such person's name, on behalf of said banking association.

                  On this date before me, the undersigned authority,  personally came and appeared  such  person,  to me  personally  known and known  by me to be  the  person  whose  genuine  signature  is affixed  to the  foregoing  document  as the above  designated officer of the banking  association  specified  following such person's  name,  who  signed  said  document  before me in the presence  of  the  two  witnesses,  whose  names  are  thereto
                  subscribed  as  such,  being  competent  witnesses,   and  who
                  acknowledged,  in my  presence  and in the  presence  of  said witnesses,  that he signed the above and foregoing document as
                  his  own  free  act  and  deed  on  behalf  of  such   banking
                  association  by authority of its board of directors and as the free act and deed of such banking association and for the uses

                                      -20-

                  and purposes therein set forth and apparent.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the City of  Houston,  Harris  County,  Texas,  on the day and year first  above written.
                                     /s/ GLORIA D. SINGLETON
                                    --------------------------------------------
                                    NOTARY PUBLIC, in and for the State of Texas
                                     Gloria D. Singleton
                                    --------------------------------------------
My commission expires:              (printed name)
9-12-03
---------------------

[SEAL]

                                      -21-